UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2009

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 3050

Denver, Colorado 80203

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Signature

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                Compensation Arrangements of Certain Officers

On April 3, 2009, the board of directors of Golden Minerals Company (the “Company”) approved 2009 salary amounts for the Company’s executive officers.  The board of directors also implemented an annual incentive bonus plan which is similar to the plan that was used by Apex Silver Mines Limited, the Company’s predecessor for purposes of reporting under U.S. federal securities laws (“Apex Silver”), and approved the target cash bonus amount that each officer may be eligible to receive based on his or her 2009 performance.  The amount of each bonus payment will be determined in the discretion of the Compensation Committee and the board and will be based, among other things, on the Company's achievement of certain performance objectives, including certain capital raising and growth objectives, and control of general and administrative expenses.  The salaries and cash bonus targets are consistent with amounts previously reported in Apex Silver’s annual report on Form 10-K for the year ended December 31, 2008.

In addition, on April 3, 2009, the Company’s board of directors granted shares of restricted common stock to the Company’s executive officers pursuant to the Company’s 2009 Equity Incentive Plan.  One-half of the shares awarded to each officer will vest on the first anniversary of the grant date and one-half will vest on the second anniversary of the grant date, provided that the officer is employed by the Company on the applicable vesting date.  The number of shares granted to each executive officer is set forth in the table below:

Name	Title	Shares of Restricted Common Stock
Jeffrey G. Clevenger	President, Chief Executive Officer	95,000

Terry L. Owen	Senior Vice President and Chief Operating Officer	25,000

Robert P. Vogels	Senior Vice President and Chief Financial Officer	20,000

Robert B. Blakestad	Senior Vice President, Exploration and Chief Geologist	20,000

Jerry W. Danni	Senior Vice President, Corporate Affairs	20,000

Deborah J. Friedman	Senior Vice President, General Counsel and Corporate Secretary	15,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009

Golden Minerals Company

	By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer